UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 9, 2014

Alaska Communications Systems Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 Telephone Avenue, Anchorage, Alaska		99503-6091
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(907) 297-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers

On June 9, 2014, the Compensation and Personnel Committee of the Board of Directors of Alaska Communications Systems Group, Inc. (“Alaska Communications”) approved and ratified the Alaska Communications 2014 Officer Severance Policy (the “Policy”). The Policy amended and replaced the Alaska Communications 2010 Officer Severance Policy to, among other things:

update the definition of eligibility under the Policy, as follows:

Eligible Officers are regular full-time individuals employed by the Company for a minimum of six continuous months in the positions listed below (“Eligible Officer(s)”). Eligible Officers will be eligible to participate in the Policy; provided, however, that an employee of the company who is temporarily appointed to a particular eligible position in an acting manner, is not eligible to participate as a result of that temporary position. Additionally, any employee with an employment agreement that includes severance benefits will not be an Eligible Officer under this Policy.

Vice President
Senior Vice President
Executive Vice President
President

revise or add definitions for some defined terms including:

“Executive Officer” means an Eligible Officer who has one of the titles listed in below, provided, however, that an employee of the company who is temporarily appointed to the position of Executive Officer as an acting Executive Officer, is not considered an Executive Officer for purposes of the benefits provided under this Policy.

Executive Vice President
Senior Vice President
President

“Good Reason” means the occurrence of any of the events described in the Policy without the Eligible Officer’s written consent, provided, however within 60 days following the occurrence of the event, the Eligible Officer must provide at least 30 days written notice of intent to resign specifying the specific Good Reason for resignation and during which time the Company has not provided a cure sufficient to remove the Good Reason. A reduction in Target Annual Compensation is clarified to mean, greater than 10% in any three year period, unless substantially all Eligible Officers’ compensation is similarly reduced.

“Severance Benefit” means the COBRA reimbursement benefit described in Section 5 of the Policy for each category of Eligible Officer.

“Severance Pay” means the pay described in Section 5 of the Policy for each category of Eligible Officer.

“Target Annual Compensation” means base salary, and target annual incentive compensation.

revise severance pay for an Executive Officer to include:

One times the annual base salary in effect on the termination date, unless resigning for good reason, reduction in compensation, then annual base salary prior to reduction; and

Annual cash incentive payment based on achievement of annual performance goals for the prior full performance year of Executive Officer’s employment, if unpaid as of the date of termination; and

Prorated annual cash incentive based on actual performance against established goals for the year of termination, payable at such time as annual cash incentive award payments, if any, are made to other Executive Officers.

revise severance pay for Eligible Officers that are not Executive Officers to include:

One times the annual base salary in effect on the termination date, unless resigning for good reason, reduction in compensation, then annual base salary prior to reduction; and

Annual cash incentive payment based on achievement of annual performance goals for the prior full performance year of Eligible Officer’s employment, if unpaid as of the date of termination;

revise severance pay in connection with a change of control to:

•	Any Eligible Officer whose employment with the company is terminated without cause or who resigns for good reason within two and one half months before or one year after a change of control will be eligible for two times base salary; and annual cash incentive payment based on achievement of annual performance goals for the prior full performance year of employment, if unpaid as of the date of termination. In addition, all long term incentive compensation, whether equity or cash, will vest and be released or paid, as appropriate. Any eligible severance pay and benefits based on a termination prior to change in control is contingent upon and payable subsequent to Eligible Officers termination of employment without cause or resignation for good reason and the consummation of the change in control.

Severance pay provided for shall be paid in a lump sum on the last day of the 60 day period following Eligible Officer’s termination of employment.

The Policy is attached to this report as Exhibit 10.1 and incorporated herein by this reference.

Item 5.07 –Submission of Matters to a Vote of Security Holders.

(a)	The Annual Meeting of Shareholders of Alaska Communications Systems Group, Inc. (the “Company”) was held on June 10, 2014. Shareholders representing 39,465,763 shares, or 79.93%, of the common shares outstanding as of the April 11, 2014 record date were present in person or represented at the meeting by proxy.

(b)	The matters voted upon at the meeting, and the number of votes cast for, against or withheld, as well as the number of abstention and non-votes, as applicable, are set forth below:

Proposal 1 - Election of Board of Directors;

The eight (8) nominees to serve as directors, which constituted the entire Board as of the meeting date, were all reelected to serve as directors by the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Edward (Ned) J. Hayes, Jr.	14,769,330	691,482	237,405	23,767,546
Anand Vadapalli	14,658,835	814,229	225,155	23,767,544
Peter D. Ley	14,221,610	1,240,796	235,812	23,767,545
John Niles Wanamaker	14,269,042	1,176,710	252,466	23,767,545
David W. Karp	14,761,164	700,460	236,595	23,767,544
Brian A. Ross	14,279,136	1,180,455	238,626	23,767,546
Margaret L. Brown	14,760,816	700,699	236,704	23,767,544
Carol G. Mills	14,742,131	685,604	270,484	23,767,544

Proposal 2 –Advisory approval of the Company’s executive compensation;

The Company proposal requesting that shareholders approve executive compensation, on an advisory basis, was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
13,220,868	2,071,692	405,657	23,767,546

Proposal 3 –Approval of the amended and Restated Alaska Communications Systems Group, Inc. 2011 Incentive Award Plan;

The Company proposal requesting approval of the Company’s Amended and Restated 2011 Incentive Award Plan was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
13,090,077	2,122,168	485,974	23,767,544

Proposal 4 –Ratification of the appointment of the Company’s independent registered public accounting firm;

The Company proposal requesting ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2014 was approved with the following vote:

For	Against	Abstain	Broker Non-Votes
37,935,491	1,035,047	495,225	0

Item 7.01 Regulation FD Disclosure.

A copy of material that was used in an investor presentation delivered by the Company’s CEO following the annual meeting of shareholders is available on the Company’s website at www.alsk.com and will remain there for at least ninety (90) days.

The information contained in this Current Report on Form 8-K that is furnished under this Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alaska Communications Systems Group, Inc.

June 13, 2014	By:	/s/Leonard Steinberg

Name: Leonard Steinberg
Title: Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Alaska Communications Systems Group, Inc. 2014 Officer Severance Policy